UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2025

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-884-1894
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	FTLF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 8, 2025, FitLife Brands, Inc. (the “Company”) successfully closed the acquisition of substantially all of the assets of the nutritional supplement business of Irwin Naturals, Inc. and its related affiliates (“Irwin”) as previously approved by the U.S. Bankruptcy Court for the Central District of California.

Through the asset purchase transaction under Section 363 of the U.S. Bankruptcy Code, the Company acquired substantially all of the assets and assumed minimal liabilities of Irwin.  Total consideration for the acquisition was $42.5 million.

This Amendment No. 1 (this “Amendment”) is being filed by the Company for the purpose of amending the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2025 (the “Original Report”) to provide the financial statements required by Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K, which was not previously filed with the Original Report, but are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the SEC, as permitted by the rules of the SEC. Except for this Explanatory Note, the filing of the financial statements, and the pro forma financial information required by Item 9.01, there are no changes to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(i)	Audited abbreviated statement of assets acquired and liabilities assumed and notes of the Nutritional Supplement Business of Irwin Naturals, Inc. as of August 8, 2025, filed as Exhibit 99.1 hereto and incorporated by reference herein;

(ii)
Audited abbreviated statements of revenue and direct expense and notes of the Nutritional Supplement Business of Irwin Naturals, Inc., for the years ended December 31, 2024 and 2023, filed as Exhibit 99.2 hereto and incorporated by reference herein; and

(iii)
Unaudited abbreviated statements of revenue and direct expense and notes of the Nutritional Supplement Business of Irwin Naturals, Inc. for the six months ended June 30, 2025 and 2024, filed as Exhibit 99.3 hereto and incorporated by reference herein.

(b) Pro forma financial information.

(i)
Unaudited pro forma condensed combined financial statements and notes for the Company and the Nutritional Supplement Business of Irwin Naturals, Inc. as of June 30, 2025, and for the six months ended June 30, 2025 and fiscal year ended December 31, 2024, filed as Exhibit 99.4 hereto and incorporated by reference herein.

(d) Exhibits.

99.1	Audited abbreviated statement of assets acquired and liabilities assumed and notes of the Nutritional Supplement Business of Irwin Naturals, Inc. as of August 8, 2025.
99.2	Audited abbreviated statements of revenue and direct expense and notes of the Nutritional Supplement Business of Irwin Naturals, Inc., for the years ended December 31, 2024 and 2023.
99.3	Unaudited abbreviated statements of revenue and direct expense and notes of the Nutritional Supplement Business of Irwin Naturals, Inc. for the six months ended June 30, 2025 and 2024
99.4
Unaudited pro forma condensed combined financial statements and notes for the Company and the Nutritional Supplement Business of Irwin Naturals, Inc. as of June 30, 2025, and for the six months ended June 30, 2025 and fiscal year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

October 20, 2025	/s/ Dayton Judd Dayton Judd Chief Executive Officer